                                FIFTH LEASE AMENDMENT


     This Fifth Lease Amendment is made and entered into as of the latest date on which it is executed by either of the parties hereto (the "Amendment Date"), by and between Corporate Exchange Buildings IV and V Limited Partnership, an Ohio limited partnership, 383 South Third Street, Columbus, Ohio 43215 (the "Landlord") and Symix Computer Systems, Inc., an Ohio corporation, whose address is 2800 Corporate Exchange Drive, Columbus, Ohio 43231 (the "Tenant").

                                      RECITALS

     A. 2600 Realty Corp. V, Landlord's predecessor in interest, and Tenant entered into a lease agreement dated April 3, 1991, a Start Date Agreement dated October 15, 1992, and a Lease For Storage Space dated March 16, 1992, and Landlord and Tenant entered into a First Lease Amendment dated December 1, 1993, a Start Date Agreement dated December 1, 1993, a Second Lease Amendment dated April 1, 1994, a Start Date Agreement dated April 1, 1994, a Third Lease Amendment dated July 12, 1994, a Start Date Agreement dated July 12, 1994, and a Fourth Lease Amendment dated November 11, 1994, (collectively these documents are referred to herein as the "Lease"), by which Landlord leased to Tenant, and Tenant leased from Landlord, certain premises containing approximately 70,064 rentable square feet (the "Premises") as shown on the floor plans attached hereto as Exhibit A, located on the lower level, second, third, and fourth floors of Corporate Exchange Building V, 2800 Corporate Exchange Drive, Columbus, Franklin County, Ohio (the "Building")

     B. Tenant desires to lease additional office space in the Building and to amend the Lease.

     IT IS, THEREFORE, agreed as follows:

     1. Tenant hereby leases an additional four thousand five hundred seventy eight (4,578) rentable square feet of office space (the "New Additional Expansion Space") located on the first floor of the Building as shown on the floor plan attached hereto as Exhibit B.

     2. The Term of the lease for the New Additional Expansion Space shall commence on July 1, 1998, shall be concurrent with the Term of the Lease, and shall expire on June 30, 2001, unless sooner terminated as provided in the Lease. Landlord's estimated occupancy date is projected to be May 31, 1998. Tenant may occupy the Premises after Landlord's notice that the New Additional Expansion Space is Ready for Occupancy provided all other terms of the Lease and this amendment are in full force and effect except the payment of Base Rent, Operating Expenses and Real Property Taxes pertaining to the
New Additional Expansion Space ONLY shall not begin until the New Additional Expansion Space Commencement Date. Notwithstanding other provisions of this Amendment, the Commencement Date shall be extended one day for each day after July 1, 1998 that Landlord notifies Tenant the New Additional Expansion Space is Ready for Occupancy, unless such delay is caused by the act or omission of Tenant.

     3. Commencing on July 1, 1998 (the "New Additional Expansion Space Commencement Date"), the Premises shall be deemed to include the New Additional Expansion Space and will contain an aggregate of approximately 74,642 rentable square feet. Tenant's prorata share of Operating Expenses and Real Property Taxes shall be computed based upon the ratio of the number of rentable square feet contained in the Premises in relation to the total number of rentable square feet of office space contained in the Building.

     4. Tenant shall pay Landlord Base Rent for the Premises in advance on the first day of each calendar month, without set off or demand, as set forth in the Lease until June 30, 1998, and beginning on July 1, 1998 and continuing each calendar month until the expiration of the Term as follows:

     July 1, 1998, through June 30, 1999: Fifty Nine Thousand Seven Hundred Three and 06/100 Dollars ($59,703.06) per month.

     July 1, 1999, through June 30, 2001: Sixty Two Thousand Five Hundred Eighty Four and 25/100 Dollars ($62,584.25) per month.

     5. Upon completion of Landlord's Work to be performed in accordance with the plans and specifications as indicated on Exhibit C, attached hereto, and in accordance with the Corporate Exchange Tenant Standard attached hereto as Exhibit D, Tenant accepts the New Additional Expansion Space in "AS IS" condition. By occupying the New Additional Expansion Space (including occupancy for Tenant's construction of its alterations and improvements), Tenant shall be deemed conclusively to have accepted the New Additional Expansion Space and to have acknowledged that the New Additional Expansion Space is in the condition required by the Lease and this Amendment. Tenant shall execute and deliver to Landlord an acceptance letter in the form attached as Exhibit E hereto no later than September 1, 1998.

     6. Except as set forth in this Fifth Lease Amendment, all provisions of the Lease shall remain unchanged and in full force and effect and shall apply to this Fifth Lease Amendment. All terms and conditions of the Lease not specifically amended by this Fifth
Lease Amendment shall apply as if fully rewritten herein, and the rights and obligations of Tenant shall be governed and controlled by the terms and conditions of the Lease as amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Lease.

     7. Tenant hereby certifies that no real estate broker has or will represent it concerning this Fifth Lease Amendment and that no finder's fees have or will be earned by any third party. Tenant shall indemnify and hold Landlord harmless from any liability or expense that may arise from such claims, including reasonable attorney's fees.

     8. This Fifth Lease Amendment shall be construed, governed and enforced in accordance with the laws of the State of Ohio.

     9. This Agreement and the instruments and documents contemplated hereby, and the execution and delivery hereof by Tenant, and the consummation of the transactions herein provided, have been duly authorized and approved by Tenant's Board of Directors and do not violate any provision of the constitution or bylaws of Tenant, or any agreement to which Tenant is a party or by which Tenant is bound, and constitute valid and binding obligations of Tenant enforceable against it in accordance with their respective terms. No consent or governmental approval is required in connection with the consummation of the transactions contemplated hereby. Tenant represents and warrants to Landlord that it has full right, power and authority to enter into the transactions provided for in this Fifth Lease Amendment; and that it has not, at any time, subleased, pledged, hypothecated, assigned or encumbered the Lease or in any other manner encumbered the Premises and will not do so.

     IN WITNESS WHEREOF, Landlord has executed this Fifth Lease Amendment on the 28th day of May, 1998, and Tenant has executed this Fifth Lease Amendment on the 18th day of May, 1998.


                              LANDLORD:  CORPORATE EXCHANGE
                              BUILDINGS IV AND V LIMITED
                              PARTNERSHIP

WITNESSES:                    By: Joseph Skilken & Co.,
                                  General Partner

/s/ Thomas W. Ramag           By:/s/ Steve Skilken
---------------------------      -------------------------------
                                 Steve Skilken
Print Name: Thomas W. Ramag      President
            ---------------
                              Date:     5/28/98
/s/ Regina R. Watson               -----------------------------
----------------------------
Print Name: Regina R. Watson

                              TENANT: SYMIX COMPUTER SYSTEMS, INC.

                              By: /s/ Larry J. Fox
                                 --------------------------------
                                 Larry J. Fox
/s/ Ivery D. Foreman             Chairman of the Board and
----------------------------     Chief Executive Officer
Print Name: Ivery D. Foreman
           -----------------
                              Date:     5/18/98
                                   ------------------------------
----------------------------

Print Name:
           -----------------

/s/ Ivery D. Foreman          By: /s/ Stephen A. Sasser
-----------------------------     -------------------------------
Print Name: Ivery D. Foreman      Stephen A. Sasser
           -----------------      President

                              Date:     5/18/98
                                   ------------------------------

-----------------------------

Print Name:
           ------------------

                              NOTARIZATION FOR LANDLORD

STATE OF OHIO
COUNTY OF FRANKLIN

     On this 28th day of May, 1998, before me, a notary public in and for said County and State, personally appeared Steve Skilken, President of Joseph
Skilken & Co., an Ohio Corporation and the General Partner of CORPORATE EXCHANGE BUILDINGS IV and V LIMITED PARTNERSHIP, an Ohio limited partnership, on behalf of the limited partnership, who acknowledged for and on behalf of the corporation and limited partnership that he did sign the foregoing instrument on behalf of the corporation and limited partnership.


                              /s/ Teresa R. Johnson
                              ---------------------------------
                              Notary Public

                              My Commission Expires: 11/5/02
                                                    -----------

                         NOTARIZATION FOR CORPORATE TENANT

STATE OF OHIO
COUNTY OF FRANKLIN

     On this 18th day of May, 1998, before me, a notary public in and for said County and State, personally appeared Larry J. Fox, Chairman of the Board and Chief Executive Officer and Steve Sasser, President, of Symix Computer Systems, Inc., an Ohio corporation, who represented that they are duly authorized to sign and did sign the foregoing lease amendment on behalf of the corporation.


                              /s/ Ivery D. Foreman
                              ---------------------------------
                              Notary Public

                              My Commission Expires:  None
                                                    -----------

                      CERTIFICATE OF INCUMBENCY AND RESOLUTION

                                         OF

                            SYMIX COMPUTER SYSTEMS, INC.


     I, Lawrence Deleon, duly elected Secretary of Symix Computer Systems, Inc., an Ohio corporation (the "Company"), do hereby certify that Larry J. Fox, is the duly elected and qualified Chairman of the Board and Chief Executive Officer, and Stephen A. Sasser, is the duly elected and qualified President of Symix Computer Systems, Inc., as of the date set forth below, and the signatures set forth opposite their respective names are the true and genuine signatures of both:

     NAME                          SIGNATURE
     ----                          ---------

     Larry J. Fox                  /s/ Larry J. Fox
                                   -----------------------------

     Stephen A. Sasser             /s/ Stephen A. Sasser
                                   -----------------------------

     I, Lawrence Deleon, further certify that the following is a true and correct copy of the resolution duly adopted by unanimous written consent of the Board of Directors of Symix Computer Systems, Inc., on May 17, 1998 and that there are no modifi-cations, additions or rescissions thereto:

     RESOLVED, that the Chairman of the Board and Chief Executive Officer and President be and hereby are authorized and empowered to execute in the name of and to deliver on behalf of the Company any and all documents relating to real estate transactions including, but not limited to, leases, subleases, and purchase and sale documents, and amendments and supplements thereto, and specifically that they are authorized and empowered to enter into a lease amendment with Corporate Exchange Buildings IV and V Limited partnership for the lease amendment at Corporate Exchange Building V.

     IN WITNESS WHEREOF, the undersigned has hereunto set (her) (his) hand and affixed the seal of the Company on this 18th day of May, 1998.


                              SYMIX COMPUTER SYSTEMS, INC.

(CORPORATE SEAL)

                              By: /s/ Lawrence Deleon
                                  -------------------------------

                                      EXHIBIT E
                              TENANT ACCEPTANCE LETTER

                               [Letterhead of Tenant]

                                                                          [Date]

Corporate Exchange Buildings IV and V Limited Partnership
383 South Third Street
Columbus, Ohio 43215
Attention:     Steve Skilken

     Re:  Lease dated April 3, 1991, a Lease For Storage Space dated
          March 16, 1992, a First Lease Amendment dated December 1 1993, a Second Lease Amendment dated April 1, 1994, Third Lease Amendment dated July 12, 1994, Fourth Lease Amendment dated November 11, 1994, and a Fifth Lease Amendment at Corporate Exchange
          Building V, 2800 Corporate Exchange Drive, Columbus, Ohio 43231.

The undersigned, as Tenant, hereby confirms the following as of May 18, 1998:

     1. Tenant has accepted possession of and is currently occupying the entire Premises.

     2.   The commencement date for the Fifth Lease Amendment is July 1, 1998.

     3. Tenant accepts the Premises and acknowledges that the Premises are in the condition required by the Lease and all amendments thereto.

     4. As of the date hereof, Landlord has fulfilled all its obligations under the Lease.

     5. The Lease is in full force and effect and has not been modified, altered, or amended except pursuant to the instruments described above.

     6. There are no offsets or credits against Rent or any other charge payable by Tenant under the Lease, nor has any Rent or any other charge payable by Tenant been prepaid.

     7. Tenant has no notice of any prior assignment, hypothecation, or pledge of the Lease or any Rent due under the Lease.

                              Sincerely,

                              SYMIX COMPUTER SYSTEMS, INC.


                              By:  /s/ Larry J. Fox
                                 ------------------------------
                                 Larry J. Fox
                                 Chairman of the Board and
                                 Chief Executive Officer

                                     EXHIBIT A

                         [VISUAL VIEW OF FLOOR PLAN OMITTED]

                                     EXHIBIT B

Unattached and referred hereto by reference. The architectural plans comprising Exhibit B are enclosed hereto and signed and dated by Tenant.